Contact:	Mark Thomson, CFO
(757) 766-4224

FOR IMMEDIATE RELEASE

Measurement Specialties Announces Third Quarter Fiscal Year 2010 Results
Cash Flow from Operations of $5.9 million, Sales of $54.8 million and Income from Operations of $3.3 million

Hampton, VA, February 3, 2010 – Measurement Specialties, Inc. (NASDAQ: MEAS), a global designer and manufacturer of sensors and sensor-based systems, announces results for the third quarter of fiscal year 2010.

The Company reported an increase in consolidated net sales of $11.5 million or 27% to $54.8 million for the three months ended December 31, 2009, as compared to the corresponding period last year.  The overall increase in the third quarter sales is largely attributable to improved global economic conditions, 2009 acquisitions of FGP and ATEXIS, and sales from new sensor programs.  For the three months ended December 31, 2009, the Company reported income from continuing operations of $3.3 million, or $0.22 per diluted share, as compared to income from continuing operations of $0.9 million or $0.06 per diluted share for the same period last year.  The increase in income from continuing operations is driven by improvements in sales volume and gross margin.

For the nine months ended December 31, 2009, the Company reported a decrease in consolidated net sales of $12.6 million or 8% to $148.6 million, as compared to the same period last year.  The overall decrease in sales for the nine months ended December 31, 2009 is largely attributable to the global economic recession.  For the nine months ended December 31, 2009, the Company reported income from continuing operations of $1.9 million, or $0.13  per diluted share, as compared to income from continuing operations of $8.5 million or $0.58 per diluted share for the same period last year.  The decrease in income from continuing operations reflects the impact of the global recession on sales and profits, as well as the impact of several tax related items.

Frank Guidone, Company CEO commented, “We were very satisfied with the overall performance this quarter.  Sales and adjusted EBITDA of $54.8 million and $8.9 million, respectively, have not quite achieved pre-recession levels, but are getting much closer.  Our bookings trend supports continued improvement in sales, which should allow us to achieve our pre-recession baseline quarterly adjusted EBITDA goal of $10 million in the near future.  We have managed the balance sheet well, generating $18.2 million in free cash flow through nine months.  We feel this quarter was an important turning point, demonstrating that our pre-recession earnings model is intact, and further improvement in sales should resolve the margin and overhead absorption challenges we have faced during the decline.”

Bookings are orders the Company has accepted from customers and are supported by purchase orders.  Adjusted EBITDA and free cash flow are non-GAAP financial measures.  Please refer to the notes and reconciliation regarding Non-GAAP financial measures contained in this release.

Measurement Specialties Inc.     •     1000 Lucas Way     •     Hampton, VA  23666     •     www.meas-spec.com

On February 3, 2010, the Company filed its Form 10-Q for the quarter ended December 31, 2009.  Please refer to the Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Form 10-Q filed for a more complete discussion of sales, margin and expenses.

The Company will host an investor conference call on Thursday, February 4, 2010 at 11:00 AM Eastern to answer questions regarding the third quarter results reported in our Form 10-Q for quarter ended December 31, 2009.  US dialers: (877) 407-8031; International dialers (201) 689-8031.  Interested parties may also listen via the Internet at: www.investorcalendar.com.  The call will be available for replay for 30 days by dialing (877) 660-6853 (US dialers); (201) 612-7415 (International dialers), and entering the replay pass code #286 and conference ID# 342305, and on Investorcalendar.com.

About Measurement Specialties:  Measurement Specialties, Inc. (MEAS) designs and manufactures sensors and sensor-based systems to measure precise ranges of physical characteristics such as pressure, temperature, position, force, vibration, humidity and photo optics.  MEAS uses multiple advanced technologies – piezo-resistive silicon sensors, application-specific integrated circuits, micro-electromechanical systems (“MEMS”), piezoelectric polymers, foil strain gauges, force balance systems, fluid capacitive devices, linear and rotational variable differential transformers, electromagnetic displacement sensors, hygroscopic capacitive sensors, ultrasonic sensors, optical sensors, negative thermal coefficient (“NTC”) ceramic sensors and mechanical resonators – to engineer sensors that operate precisely and cost effectively.

This release includes forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended.  Forward looking statements may be identified by such words or phrases  as “should”, "intends", “ is subject to”, "expects", "will", "continue", "anticipate", "estimated", "projected", "may", "we believe", "future prospects", or similar expressions.  These forward-looking statements involve a number of risks and uncertainties. Factors that might cause actual results to differ include, but are not limited to, conditions in the general economy, including risks associated with the current financial crisis and worldwide economic conditions and reduced demand for products that incorporate our products; conditions in the credit markets, including our ability to raise additional funds or refinance our existing credit facility; competitive factors, such as price pressures and the potential emergence of rival technologies; interruptions of suppliers’ operations or the refusal of our suppliers to provide us with component materials, particularly in light of the current economic conditions and potential for suppliers to fail; timely development, market acceptance and warranty performance of new products; changes in product mix, costs and yields and fluctuations in foreign currency exchange rates; uncertainties related to doing business in Europe and China; fluctuations in foreign currency exchange and interest rates; legislative initiatives, including tax legislation and other changes in the Company’s tax position; legal proceedings; compliance with debt covenants, including events beyond our control; and adverse developments in the automotive industry and other markets served by us; and other risks disclosed from time to time in the Company’s SEC reports.  The Company from time-to-time considers acquiring or disposing of business or product lines. Forward-looking statements do not include the impact of acquisitions or dispositions of assets, which could affect results in the near term.  Actual results may differ materially.  The Company assumes no obligation to update the information in this release.

Company Contact:  Mark Thomson, CFO, (757) 766-4224

Measurement Specialties Inc.     •     1000 Lucas Way     •     Hampton, VA  23666     •     www.meas-spec.com

MEASUREMENT SPECIALTIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

	Three Months Ended		Nine Months Ended
	December 31, 2009		December 31, 2009
(Amounts in thousands, except per share amounts)	2009	2008	2009	2008
Net sales	$54,755	$43,299	$148,583	$161,184
Cost of goods sold	32,795	24,379	92,472	91,987
Gross profit	21,960	18,920	56,111	69,197
Selling, general, and administrative expenses	17,713	16,866	51,513	54,963
Operating income	4,247	2,054	4,598	14,234
Interest expense, net	905	675	3,092	2,187
Foreign currency exchange loss (gain)	(64)	351	(1,037)	684
Other expense (income)	52	161	79	(193)
Income from continuing operations, before income taxes	3,354	867	2,464	11,556
Income tax expense (benefit) from continuing operations	(28)	(115)	280	2,830
Income from continuing operations, net of income taxes	3,382	982	2,184	8,726
Loss from discontinued operations, net of income taxes	(16)	-	(142)	-
Net income	3,366	982	2,042	8,726
Less: Net income attributable to noncontrolling interest	118	106	328	276
Net income attributable to Measurement Specialties, Inc. ("MEAS")	$3,248	$876	$1,714	$8,450

Amounts attributable to MEAS common shareholders:
Income from continuing operations, net of income taxes	$3,264	$876	$1,856	$8,450
Loss from discontinued operations attributable to MEAS	(16)	-	(142)	-
Net income	$3,248	$876	$1,714	$8,450

Earnings per common share - Basic:
Income from continuing operations, net of income taxes	$0.22	$0.06	$0.13	$0.58
Loss from discontinued operations attributable to MEAS	-	-	(0.01)	-
Net income - Basic	$0.22	$0.06	$0.12	$0.58

Earnings per common share - Diluted:
Income from continuing operations, net of income taxes	$0.22	$0.06	$0.13	$0.58
Loss from discontinued operations attributable to MEAS	-	-	(0.01)	-
Net income - Diluted	$0.22	$0.06	$0.12	$0.58

Weighted average shares outstanding - Basic	14,504	14,464	14,492	14,461
Weighted average shares outstanding - Diluted	14,686	14,536	14,629	14,545

Measurement Specialties Inc.     •     1000 Lucas Way     •     Hampton, VA  23666     •     www.meas-spec.com

MEASUREMENT SPECIALTIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	December 31,	March 31,
(Amounts in thousands)	2009	2009

ASSETS

Current assets:
Cash and cash equivalents	$26,303	$23,483
Accounts receivable trade, net of allowance for doubtful accounts of $710 and $898, respectively	28,934	28,830
Inventories, net	43,043	45,384
Deferred income taxes, net	933	2,067
Prepaid expenses and other current assets	3,797	3,968
Other receivables	1,019	458
Due from joint venture partner	776	1,824
Promissory note receivable	-	283
Income taxes receivable	2,580	-
Total current assets	107,385	106,297

Property, plant and equipment, net	45,351	46,875
Goodwill	100,142	99,176
Acquired intangible assets, net	25,627	27,478
Deferred income taxes, net	1,560	2,985
Other assets	1,376	1,319
Total assets	$281,441	$284,130

Measurement Specialties Inc.     •     1000 Lucas Way     •     Hampton, VA  23666     •     www.meas-spec.com

MEASUREMENT SPECIALTIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	December 31,	March 31,
(Amounts in thousands, except share amounts)	2009	2009

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Current portion of promissory notes payable	$2,408	$2,176
Current portion of long-term debt	2,471	2,356
Current portion of capital lease obligations	305	797
Accounts payable	17,166	15,381
Accrued expenses	5,103	3,041
Accrued compensation	5,937	5,656
Income taxes payable	-	1,838
Other current liabilities	4,117	3,394
Total current liabilities	37,507	34,639

Revolver	63,547	71,407
Promissory notes payable, net of current portion	4,817	4,352
Long-term debt, net of current portion	6,948	12,769
Capital lease obligations, net of current portion	143	250
Other liabilities	1,117	1,085
Total liabilities	114,079	124,502

Equity:
Measurement Specialties, Inc. ("MEAS") shareholders' equity:
Serial preferred stock; 221,756 shares authorized; none outstanding	-	-
Common stock, no par; 25,000,000 shares authorized; 14,509,957
and 14,483,622 shares issued and outstanding, respectively	-	-
Additional paid-in capital	84,279	81,948
Retained earnings	68,932	67,218
Accumulated other comprehensive income	12,150	8,110
Total MEAS shareholders' equity	165,361	157,276
Noncontrolling interest	2,001	2,352
Total equity	167,362	159,628
Total liabilities and shareholders' equity	$281,441	$284,130

Measurement Specialties Inc.     •     1000 Lucas Way     •     Hampton, VA  23666     •     www.meas-spec.com

MEASUREMENT SPECIALTIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(UNAUDITED)

	Nine Months Ended December 31,
(Amounts in thousands)	2009	2008
Cash flows from operating activities:
Net income	$2,042	$8,726
Less: Loss from discontinued operations	(142)	-
Income from continuing operations	2,184	8,726

Adjustments to reconcile net income (loss) to net cash
provided by operating activities from continuing operations:
Depreciation and amortization	10,835	9,588
Loss on sale of assets	64	117
Non-cash equity based compensation	2,275	2,251
Deferred income taxes	619	(1,532)
Net change in operating assets and liabilities:
Accounts receivable, trade	834	13,216
Inventories	3,768	(7,402)
Prepaid expenses, other current assets and other receivables	(204)	(26)
Other assets	1,126	783
Accounts payable	193	(7,599)
Accrued expenses, accrued compensation, other current and other liabilities	3,027	(1,654)
Income taxes payable and income taxes receivable	(2,836)	1,166
Net cash provided by operating activities from continuing operations	21,885	17,634
Cash flows from investing activities from continuing operations:
Purchases of property and equipment	(3,683)	(11,334)
Proceeds from sale of assets	74	6
Acquisition of business, net of cash acquired	(100)	-
Net cash used in investing activities from continuing operations	(3,709)	(11,328)
Cash flows from financing activities from continuing operations:
Repayments of long-term debt	(5,801)	(2,439)
Borrowings of short-term debt, revolver and notes payable	-	2,500
Repayments of short-term debt, revolver, capital leases and notes payable	(8,549)	(4,487)
Payment of deferred financing costs	(832)	-
Noncontrolling interest distributions	(815)	-
Proceeds from exercise of options and employee stock purchase plan	56	276
Net cash used in financing activities from continuing operations	(15,941)	(4,150)

Net cash provided by investing activities of discontinued operations	141	540
Net cash provided by discontinued operations	141	540

Net change in cash and cash equivalents	2,376	2,696
Effect of exchange rate changes on cash	444	(1,064)
Cash, beginning of year	23,483	21,565
Cash, end of period	$26,303	$23,197

Measurement Specialties Inc.     •     1000 Lucas Way     •     Hampton, VA  23666     •     www.meas-spec.com

Reconciliation of Non-GAAP Financial Measures (Unaudited):

	Three months ended		Nine months ended
	December 31,		December 31,
	2009	2008	2009	2008

(In thousands, except percentages)

Income from continuing operations, net of income taxes	$3,382	$982	$2,184	$8,726
Less: Net income attributable to noncontrolling interest	118	106	328	276
Income from continuing operations attributable to MEAS	3,264	876	1,856	8,450

Add Back:
Interest	905	675	3,092	2,187
Provision (benefit) for income taxes	(28)	(115)	280	2,830
Depreciation and amortization	3,630	3,011	10,835	9,588
Foreign currency exchange loss (gain)	(64)	351	(1,037)	684
Non-cash equity based compensation	865	727	2,275	2,251
ITAR legal fees	300	-	458	-
Adjusted EBITDA	$8,872	$5,525	$17,759	$25,990
As % of Net Sales	16.2%	12.8%	12.0%	16.1%

Free Cash Flow
Net cash provided by operating activities from continuing operations	$5,932	$2,060	$21,885	$17,634
Purchases of property and equipment	(1,378)	(3,368)	(3,683)	(11,334)
Free Cash Flow	$4,554	$(1,308)	$18,202	$6,300

Regulation G, “Conditions for Use of Non-GAAP Financial Measures,” promulgated under the Securities and Exchange Act of 1934, as amended, defines and prescribes the conditions for use of certain non-GAAP financial information.  We believe that certain of our financial measures which meet the definition of non-GAAP financial measures provide important supplemental information to investors.

The financial information accompanying this press release includes the Company’s earnings before interest, income taxes, depreciation, amortization, foreign currency transaction gains/losses, stock option expense and certain legal expenses, or “Adjusted EBITDA” and “Free Cash Flow.”  Adjusted EBITDA and Free Cash Flow are non-GAAP measures that are not in accordance with, or an alternative to, measures prepared in accordance with GAAP and may be different from Adjusted EBITDA and Free Cash Flow measures used by other companies.  Adjusted EBITDA is derived by adding interest, taxes, depreciation, amortization, foreign currency transaction gains/losses, stock option expense and certain legal expenses to the Company’s net income from continuing operations.  Free Cash Flow is derived by taking net cash provided by operating activities from continuing operations and subtracting capital expenditures (purchases of property and equipment).  The Company believes that Adjusted EBITDA is important to investors because it provides a financial measure that is more representative of the Company’s cash flow (prior to taking into account the effects of changes in working capital and purchases of property and equipment), excluding non-cash expenses and items such as foreign currency transaction gains/losses, income taxes, interest and certain legal expenses, which vary greatly period to period.  Legal expenses relate to the Company’s previously announced investigation into certain export compliance issues.  The Company believes that this measure is important to investors because it more accurately represents the leverage effect of fixed expenses.  The Company believes Free Cash Flow is also important to investors as it provides useful information about the amount of cash generated by the business after the purchase of property, buildings and equipment, which can then be used to, among other things, invest in the Company’s business, make strategic acquisitions and strengthen the balance sheet, and because it is a significant measure used in determining the enterprise value of the Company.  A limitation on the use of Free Cash Flow as a measure of financial performance is that it does not represent the total increase or decrease in the Company’s cash balance for the period or the residual cash flows available for discretionary expenditures due to the fact that the measure does not deduct the payments required for debt service and other obligations or payments made for business acquisitions.

Measurement Specialties Inc.     •     1000 Lucas Way     •     Hampton, VA  23666     •     www.meas-spec.com

These non-GAAP financial measures are used by management in addition to and in conjunction with the results presented in accordance with GAAP.   These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures.  Non-GAAP financial measures provide an additional way of viewing aspects of our operation that, when viewed with our GAAP results and the accompanying reconciliations to the corresponding GAAP financial measures, provide an understanding of certain factors and trends relating to our business.   The Company strongly encourages investors to review our financial statements and publicly filed reports in their entirety and to not rely on any single financial measure.

*****End of Press Release*****

 Measurement Specialties Inc.     •     1000 Lucas Way     •     Hampton, VA  23666     •     www.meas-spec.com